EXHIBIT 1.1


                                7,707,856 Shares

                        LANDAMERICA FINANCIAL GROUP, INC.

                                  Common Stock


                             UNDERWRITING AGREEMENT


                                                               February 15, 2001


CREDIT SUISSE FIRST BOSTON CORPORATION
MORGAN STANLEY & CO. INCORPORATED
BEAR, STEARNS & CO. INC.
  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
         Eleven Madison Avenue,
         New York, NY 10010-3629
    and Morgan Stanley & Co. Incorporated,
         1585 Broadway,
         New York, NY 10036


Dear Sirs:

         1. Introductory. Reliance Insurance Company, a Pennsylvania corporation ("Selling Stockholder") proposes to sell an aggregate of 7,707,856 outstanding shares ("Firm Securities") of the common stock, no par value ("Securities"), of LandAmerica Financial Group, Inc., a Virginia corporation (the "Company"), and also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 1,156,178 additional outstanding shares ("Optional Securities") of the Company's Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities". The Selling Stockholder hereby agrees with the Company and with the several Underwriters named in Schedule A hereto ("Underwriters") as follows:

         2. Representations and Warranties of the Company and the Selling Stockholder.

         (a) The Company represents and warrants to, and agrees with, the Selling Stockholder and the several Underwriters that:

                  (i) Registration statements (Nos. 333-46191 and 333-46211) relating to the Offered Securities, including forms of prospectuses, have been filed with the Securities and Exchange Commission (the "Commission") and have been declared effective under the Securities Act of 1933, as amended (the "Act"). Such registration statements (the "initial registration statements") are not proposed to be amended and no post-effective amendment has been filed as of the date of this Agreement. For purposes of this Agreement, "Effective Time" with respect to the initial registration statements means the date and time as of which such registration statements were declared effective by the Commission. "Effective Date" with respect to the initial


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         registration  statements  means the date of the Effective Time thereof.
         The initial registration statements, as amended at their Effective Time, including all material incorporated by reference therein, and including all information (if any) deemed to be a part of the initial registration statements as of their respective Effective Times pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, are hereinafter
         collectively   referred  to  as  the   "Registration   Statements"  and
         individually as a "Registration Statement". The base prospectuses included within the Registration Statements, as supplemented by the prospectus supplement relating to the Offered Securities, as filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule
         424(b)")  under  the  Act,  including  all  material   incorporated  by
         reference in such prospectus, are hereinafter referred to collectively as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (ii) (A) On the Effective Date of each Registration Statement, each Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and
         (B) on the date of this Agreement, each Registration Statement conforms, and at the time of the filing of the Prospectus pursuant to Rule 424(b) each Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

                  (iii) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Virginia, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole ("Material Adverse Effect").

                  (iv) Each subsidiary of the Company set forth on Schedule B hereto (each a "Principal Subsidiary" and collectively the "Principal Subsidiaries") has been duly incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each Principal Subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each Principal Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable and is owned by the Company; and all of the capital stock of each Principal Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                  (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized, validly issued, and fully paid and are nonassessable and



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

         conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities.

                  (vi)     None  of  the   Company  or  any  of  the   Principal
         Subsidiaries is in violation of its charter or bylaws.

                  (vii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company, or any Underwriter, for a brokerage commission, finder's fee or other like payment.

                  (viii) Except for the Registration Rights Agreement between the Company and the Selling Stockholder dated February 27, 1998 (the "Registration Rights Agreement") relating to the Offered Securities, which has been duly described in the Registration Statements, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (ix)     The  Securities  are  listed  on The New  York  Stock
         Exchange.

                  (x) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws.

                  (xi) The execution, delivery and performance of this Agreement by the Company, and its consummation of the transactions herein contemplated, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Principal Subsidiary or any of their properties, or any agreement or instrument to which the Company or any such Principal Subsidiary is a party or by which the Company or any such Principal Subsidiary is bound or to which any of the properties of the Company or any such Principal Subsidiary is subject, or the charter or by-laws of the Company or any such Principal Subsidiary.

                  (xii) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company.

                  (xiii) Except as disclosed in the Prospectus, the Company and its Principal Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its Principal Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (xiv)    Each of the Company and the  Principal  Subsidiaries:
         (A) holds such permits, licenses, consents, exemptions, franchises, authorizations and other approvals from insurance



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

         departments and other governmental or regulatory authorities (each, an "Authorization") (including, without limitation, insurance licenses from the insurance regulatory agencies of the various states or other jurisdictions where it conducts business (the "Insurance Licenses")), and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable environmental laws (as defined below), as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or Insurance License or to make any such filing or notice would not, individually or in the aggregate, have a Material Adverse Effect; and (B) has fulfilled and performed all material obligations necessary to maintain such Authorizations and Insurance Licenses. Except as would not, individually or in the aggregate, have a Material Adverse Effect: (A) each such Authorization and Insurance License is valid and in full force and effect and each of the Company and the Principal Subsidiaries is in compliance with all the terms and
         conditions   thereof  and  with  the  rules  and   regulations  of  the
         authorities and governing bodies having jurisdiction with respect thereto; and (B) no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body, the execution, delivery and performance of this Agreement by the Company, the sale and delivery of the Offered Securities and the compliance by the Company with all of the provisions hereof and the consummation by the Company and the Principal Subsidiaries of the transactions contemplated in this Agreement) which allows or, after notice or lapse of time of both, would allow, revocation, suspension or termination of any such Authorization or Insurance License or results or, after notice or lapse of time or both, would result in any impairment of the rights of the holder of any such Authorization or Insurance License.

                  (xv) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

                  (xvi)    The Company and its subsidiaries  own, possess or can
         acquire on reasonable terms, adequate trademarks, trade names, domain names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, except where the failure to own, possess or otherwise be able to acquire such intellectual property rights would not, individually or in the aggregate, have a Material Adverse Effect, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (xvii) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, or any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (xviii) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective



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         properties  that, if determined  adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered
         Securities; and no such actions, suits or proceedings are overtly threatened or, to the Company's knowledge, contemplated.

                  (xix) The financial statements, including the notes thereto, included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the schedules, if any, included in each Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing any pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (xx) The statutory financial statements of the subsidiaries that are insurance companies (the "Insurance Subsidiaries"), from which certain ratios and other statistical data filed as a part of each Registration Statement or included or incorporated in the Prospectus have been derived: (A) have for each relevant period been prepared in conformity with statutory accounting practices required or permitted by the National Association of Insurance Commissioners and by the insurance laws of their respective states of domicile, and the rules and regulations promulgated thereunder, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto; and (B) present fairly the statutory financial position of the Insurance Subsidiaries as at the dates thereof, and the statutory basis results of operations of the Insurance Subsidiaries for the periods covered thereby.

                  (xxi) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (xxii) The Company is not and, after giving effect to the offering and sale of the Offered Securities, will not be an "investment company" as defined in the Investment Company Act of 1940.

                  (xxiii) The Company has consented to the sale of the Offered Securities to the Underwriters pursuant to Section 4.2 of the Voting and Standstill Agreement dated February 27, 1998, among the Company, the Selling Stockholder and Reliance Group Holdings, Inc.

                  (xxiv)   The  Company  will  cause the  letters  described  in
         Section 6(a) and 6(i) and the opinions described in Sections 6(d) and 6(e) to be addressed to the Selling Stockholders.


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         (b)      The Selling Stockholder represents and warrants to, and agrees with, the several Underwriters and the Company that:

                  (i) The Selling Stockholder is the sole beneficial owner on the date hereof of (A) 4,039,473 shares of common stock, no par value, of the Company and (B) the 2,200,000 shares of 7% Series B Cumulative Convertible Preferred Stock, no par value, of the Company convertible into the 4,824,561 shares of common stock which, together with the aforementioned 4,039,473 shares, comprise the Offered Securities. On each Closing Date hereinafter mentioned the Selling
         Stockholder will have valid and unencumbered title to the Offered Securities to be delivered by the Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by the Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by the Selling Stockholder on such Closing Date.

                  (ii) (A) On the Effective Date of each Registration Statement, each Registration Statement conformed in all respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) on the date of this Agreement each Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b), each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based upon written information furnished to the Company by the Selling Stockholder specifically for use therein, it being understood and agreed that the only such information is that described as such in
         Section 7(b) hereof.

                  (iii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Selling Stockholder and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment.

                  (iv) The Selling Stockholder on the date hereof possesses and will possess on each Closing Date hereinafter mentioned adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies, including without limitation the Insurance Department of the Commonwealth of Pennsylvania and all other state insurance departments having jurisdiction over the Selling Stockholder, necessary to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by the Selling Stockholder on such Closing Date hereunder.

                  (v) The execution, delivery and performance of this Agreement and the Custody Agreement of even date herewith (the "Custody Agreement"), between the Selling Stockholder, the Company and EquiServe Trust Company, N.A., as custodian, relating to the custody of the Offered Securities and certain other matters, by the Selling Stockholder, the compliance by the Selling Stockholder with all the provisions hereof and thereof and the consummation by the Selling Stockholder of the transactions contemplated in this Agreement and in the Custody Agreement will not: (A) require any consent, approval, authorization or other order of, or



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         qualification  with, any court or  governmental  body or agency (except
         (1) such as may be required under the insurance securities laws or the securities or Blue Sky laws of the various jurisdictions, (2) the
         approval  of  the   Insurance   Department  of  the   Commonwealth   of
         Pennsylvania relating to the sale of the Offered Securities by the Selling Stockholder (the "PID Letter"), and (3) such as have already been obtained); (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Selling Stockholder, or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder or its property is bound; (C) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Selling Stockholder or its property; except, in the case of clauses (B) and (C), to the extent that any such conflict with, breach, violation, default, suspension, termination or revocation would not, individually or in the aggregate, have a Material Adverse Effect on the business, prospects, financial condition or results of operations of the Selling Stockholder.

                  (vi) The Selling Stockholder will cause the opinions described in Sections 6(f) and 6(g) to be addressed to the Company.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Selling Stockholder, at a purchase price of $34.335 per share, the respective numbers of Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto.

         The Selling Stockholder will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to Credit Suisse First Boston Corporation ("CSFBC") drawn to the order of Reliance Insurance Company at the office of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York, 10019 (the "Designated Office"), at 9:30 A.M., New York time, on February 22, 2001, or at such other time not later than seven full business days thereafter as CSFBC and the Selling Stockholder determine, such time being herein referred to as the "First Closing Date". For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC and Morgan Stanley & Co. Incorporated ("Morgan Stanley") request and will be made available for checking and packaging at the Designated Office at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from the Representatives given to the Company and the Selling Stockholder from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Selling Stockholder agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by the Representatives to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities



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shall be sold or delivered  unless the Firm Securities  previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representatives to the Selling Stockholder.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by the Representatives but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Selling Stockholder will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to the Representatives drawn to the order of Reliance Insurance Company, at the Designated Office. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as the Representatives request upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the Designated Office at a reasonable time in advance of such Optional Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Company, the Selling Stockholder and the Underwriters. (a) The Company agrees with the several Underwriters and the Selling Stockholder that:

                  (i) The Company will file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b) not later than the second business day following the execution and delivery of this Agreement. The Company will advise the Representatives promptly of any such filing pursuant to Rule 424(b).

                  (ii) The Company will advise CSFBC promptly of any proposal to amend or supplement either Registration Statement as filed or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent, and the Company will also advise CSFBC promptly of the effectiveness of any amendment or supplementation of either Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting if issued.

                  (iii) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify the Representatives of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (iv) As soon as practicable, but not later than 16 months after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date hereof, which will satisfy the provisions of Section 11(a) of the Act. The Company will furnish to the Representatives copies of each Registration Statement, each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any
         Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representatives reasonably request. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the execution and delivery of this Agreement. All other such documents shall be so furnished as soon as available.

                  (v) The Company will pay the following expenses incident to the performance of its obligations under this Agreement: (A) any filing fees and other expenses (other than fees and disbursements of counsel to the Selling Stockholder and the Underwriters) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate and the printing of memoranda relating thereto, (B) any applicable filing fee incident to the review by the National Association of Securities Dealers, Inc. of the Offered Securities, (C) expenses incurred in printing and distributing the Prospectus, any preliminary prospectus or preliminary prospectus supplement or any amendments or supplements to the Prospectus to the Underwriters, (D) the fees and disbursements of the Company's counsel and its independent public accountants, and (E) all other expenses related to the performance of the Company's obligations under this Agreement and the transactions contemplated hereby.

                  (vi) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate and mutually agree and will continue such qualifications in effect so long as required for the distribution.

                  (vii) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (A) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (B) from time to time, such other information concerning the Company as the Representatives may reasonably request.

                  (viii) For a period of 90 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives. Notwithstanding the foregoing, during such period (A) the Company may grant stock options and make stock awards pursuant to the Company's existing stock option and other employee benefit plans, and (B) the Company may issue shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof.

         (b) The Selling Stockholder agrees with the several Underwriters and the Company that:

                  (i) The Selling Stockholder will pay: (A) the fees and disbursements of its counsel; (B) the travel, lodging, food and other expenses incurred in connection with attending or hosting meetings with prospective purchasers of the Offered Securities ("Roadshow Expenses"), up to a maximum of $75,000; (C) any transfer taxes on the sale of the Offered Securities to the Underwriters; and (D) all other expenses related to the performance of the Selling Stockholder's obligations under this Agreement and the transactions contemplated hereby.

                  (ii) The Selling Stockholder agrees to deliver to CSFBC (attention: Transactions Advisory Group) and Morgan Stanley on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                  (iii) The Selling Stockholder agrees, for a period of 90 days after the date of the initial public offering of the Offered Securities, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge or disposition, without the prior written consent of the Representatives.

         (c) The Representatives agree with the Company and the Selling Stockholder that the Representatives will pay the Roadshow Expenses in excess of $75,000.

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of their obligations hereunder and to the following additional conditions precedent:

                  (a) The Representatives shall have received a letter, dated the date of delivery thereof (which shall be on or prior to the date of this Agreement) of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                           (i) in their opinion the financial statements and schedules, if any, and the notes thereto, audited by them and incorporated by reference in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published Rules and Regulations;

                           (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements incorporated by reference in the Registration Statements;

                           (iii) on the basis of the review referred to in clause (ii) above (with respect only to clause (A) below), a reading of minutes of specified meetings of the shareholders, board of directors and executive committees of the Company and certain of its subsidiaries, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A)      the unaudited financial  statements
                           incorporated by reference in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder or any
                           material   modifications   should  be  made  to  such
                           unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                    (B)      at the date of the latest available
                           balance sheet read by such accountants, there was any change in the capital stock or any increase in notes payable of the Company and its consolidated subsidiaries or any change in consolidated total assets or consolidated shareholders' equity, as compared with amounts shown on the latest balance sheet incorporated by reference in the Registration Statements; or

                                    (C)      for the  period  from  the  closing
                           date of the latest income statement incorporated by reference in the Registration Statements to the closing date of the latest available income statement read by such accountants, there were any decreases, as compared with the corresponding period of the previous year, in consolidated operating premiums or total or per share amounts of consolidated operating revenues or net income;

                                    (D)      at a  specified  date not more than
                           three days prior to the date thereof, there was any change in capital stock or notes payable of the Company or, at the end of the month immediately preceding, any decrease in consolidated assets or shareholders' equity as compared with amounts shown on the latest balance sheet incorporated by reference in the Registration Statements; or

                                    (E)      for the  period  from  the  closing
                           date of the latest available income statement to the end of the month immediately preceding, there was any decrease, as compared with the corresponding period in the preceding year, in consolidated operating revenues or consolidated net income.

                  except in all cases set forth in clauses (B), (C), (D) and (E) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the financial statements incorporated by reference in the Registration Statements or the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system, or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         For purposes of this subsection, "Prospectus" shall mean the prospectuses included in the Registration Statements, including the prospectus supplement relating to the sale of the Offered Securities. All financial statements and schedules, if any, included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

                  (b) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of either Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

                  (c)      Subsequent  to the  execution  and  delivery  of this
         Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market, or any setting of minimum prices for trading on such exchange or the Nasdaq National Market, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iii) any banking moratorium declared by U.S. Federal or New York authorities; or (iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                  (d) The Representatives shall have received an opinion, dated such Closing Date, of Williams, Mullen, Clark & Dobbins, P.C., counsel for the Company, to the effect that:

                           (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the Commonwealth of Virginia, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect.

                           (ii) As of such Closing Date, each Principal Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties.

                           (iii) As of such Closing Date, each Principal Subsidiary is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect.

                           (iv)     (A) All of the outstanding shares of capital
                  stock of Lawyers Title Company and LandAmerica OneStop, Inc., have been duly authorized and validly issued and are fully paid and nonassessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, and at the Closing Date will be owned directly or through subsidiaries by the Company, and to the knowledge of such counsel, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (except restrictions on transfer of securities imposed by applicable state and federal securities laws and state insurance holding company laws).

                           (B) To such counsel's knowledge, all of the outstanding shares of capital stock of Lawyers Title Insurance Corporation have been duly authorized and validly issued and are fully paid and nonassessable. Such shares are owned by the Company, directly or indirectly through one or more subsidiaries, and at the Closing Date will be owned directly or through subsidiaries by the Company, and to such counsel's knowledge, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (except restrictions on transfer of securities imposed by applicable state and federal securities laws and state insurance holding company laws).

                           (C) To such counsel's knowledge, all of the outstanding shares of capital stock of Commonwealth Land Title Insurance Company, Transnation Title Insurance Company and Commonwealth Land Title Company, have been duly authorized and validly issued and are fully paid and nonassessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, and at the Closing Date will be owned directly or through subsidiaries by the Company free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (except restrictions on transfer of securities imposed by applicable state and federal securities laws and state insurance holding company laws).

                  (v) To such counsel's knowledge, none of the Company or any of the Principal Subsidiaries is in violation of its respective charter or bylaws and none of the Company or any of the Principal
         Subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Principal Subsidiaries, taken as a whole, to which the Company or any of the Principal Subsidiaries is a party or by which the Company or any of the Principal Subsidiaries or their respective properties is bound.

                  (vi) The Offered Securities delivered on such Closing Date and all other outstanding shares of the Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities.

                  (vii) Except as described in the Prospectus (or in the documents incorporated therein by reference), there are no outstanding:
         (A)   securities  or   obligations   of  the

         Company convertible or exchangeable for any capital stock of the Company; (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations; or (C) obligations for the Company to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations.

                  (viii) Except for the Registration Rights Agreement, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (ix) The Company is not and, after giving effect to the offering and sale of the Offered Securities, will not be an "investment company" as defined in the Investment Company Act.

                  (x) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except as disclosed in the Prospectus and except such as have been obtained and made under the Act and such as may be required under state securities laws (including insurance securities laws).

                  (xi) The execution, delivery and performance of this Agreement by the Company and its consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, rule, regulation or order of any governmental agency or body or court having jurisdiction over the Company or any Principal Subsidiary or any of their properties, (B) any agreement or instrument to which the Company or any such Principal Subsidiary is a party or by which the Company or any such Principal Subsidiary is bound or to which any of the properties of the Company or any such Principal Subsidiary is subject, or (C) the charter or by-laws of the Company or any such Principal Subsidiary, except, with respect to (A) and (B), to the extent that any such breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect.

                  (xii) The Registration Statements were declared effective under the Act as of the date and time specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the initial registration statement, and, to such counsel's knowledge, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or have been overtly threatened under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations.

                  (xiii) This Agreement has been duly authorized, executed and delivered by the Company.

                  (xiv) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

                  (xv) The statements under the captions "The Company," "Description of Capital Stock," "Shares Eligible for Future Sale" and "Underwriting" in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

                  (xvi) After due inquiry, such counsel does not know of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required, and the descriptions of the terms of any such contracts, documents, statutes or regulations contained or incorporated by reference in the Registration Statement or the Prospectus are correct in all material respects.

                  (xvii) (A) Each document filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and other financial data included therein as to which no opinion need be expressed), at the time it was filed or last amended, complied when so filed or amended as to form in all material respects with the requirements of the Exchange Act and (B) the Registration Statements and the Prospectus and any supplement or amendment thereto (except for the financial statements and other financial data included therein as to which no opinion need be expressed) comply as to form in all material respects with the requirements of the Act.

         Such counsel shall also state that such counsel has participated in the preparation of the Registration Statements and the Prospectus, including review of the contents thereof and conferences with officers and other representatives of the Company, representatives of the Selling Stockholder, representatives of the independent accountants of the Company, and representatives of the Underwriters and their counsel at which the contents of the Registration Statements and the Prospectus were discussed, and although such counsel has not independently verified and is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or the Prospectus (except as specified elsewhere in such counsel's opinion), on the basis of the foregoing (relying as to materiality where appropriate upon the opinions of officers of the Company), nothing has come to such counsel's attention that caused them to believe that the Registration Statements, at the time each became effective, and on the date of this Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except in each case as to the financial statements and other financial data included therein as to which no opinion need be expressed).

         The opinion of Williams,  Mullen,  Clark & Dobbins,  P.C.  described in
Section 6(d) shall be rendered to you and the Selling Stockholder at the request of the Company and shall so state therein.

         (e) The Representatives shall have received an opinion (satisfactory to you and counsel for the Underwriters), dated such Closing Date, of Russell W. Jordan, III, Esq., Senior Vice President and General Counsel of the Company, to the effect that:

                  (i) To such counsel's knowledge, after due inquiry, the execution, delivery and performance of the Agreement by the Company, the compliance by the Company with all the provisions thereof and the consummation by the Company of the transactions contemplated in the Agreement will not result in the suspension, termination or revocation of any Authorization or Insurance License of the Company or any of the Principal Subsidiaries or any other impairment of the rights of the holder of any such Authorization or Insurance License.

                  (ii)     Such   counsel   does  not  know  of  any   legal  or
         governmental actions, suits or proceedings pending or threatened to which the Company or any of the Principal Subsidiaries is or could be a party or to which any of their respective property is or could be subject that are required to be described in the Registration Statements or the Prospectus and are not so described.

                  (iii) To such counsel's knowledge, after due inquiry, the Company and the Principal Subsidiaries possess adequate Authorizations, including Insurance Licenses, necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such Authorization that, if determined adversely to the Company or any of the Principal Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (iv) To such counsel's knowledge, the Company and the Principal Subsidiaries own or possess, or can acquire on reasonable terms, all intellectual property rights currently employed by them in connection with the business now operated by them except where the failure to own or possess or otherwise be able to acquire such intellectual property rights would not, individually or in the aggregate, have a Material Adverse Effect; and, to such counsel's knowledge, none of the Company or any of the Principal Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of such intellectual property rights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

         The opinion of Russell W. Jordan, Esq., described in Section 6(e) shall be rendered to you and to the Selling Stockholder at the request of the Company and shall so state therein.

         (f) The Representatives shall have received an opinion, dated such Closing Date, of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Selling Stockholder, to the effect that:

                  (i) The execution, delivery, and performance of this Agreement and the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a violation of any of the terms or provisions of any statute or any order, rule, or regulation known to such counsel of any court or governmental agency or body of the State of New York or the United States having jurisdiction over the Selling Stockholder or any of its properties except to the extent that any such conflict or violation would not, individually or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Selling Stockholder.

                  (ii)     Except for the registration of the Offered Securities
         under the Act, the listing of the Offered Securities with the New York Stock Exchange and such consents, approvals, authorizations, registrations, or qualifications as may be required under the Act or the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Offered Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body of the State of New York or the United States is required for the execution, delivery and performance of this Agreement and the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby.

                  (iii) Assuming that the Underwriters purchase the Offered Securities to be delivered at the Closing Date for value and without notice of any adverse claim as such term is used in Section 8-105 of the Uniform Commercial Code as currently in effect in the State of New
         York: (A) the delivery of certificates representing any Offered Securities either registered in the name of the Underwriters or effectively endorsed to the Underwriters or in blank will pass to the Underwriters all rights that the Selling Stockholder has in such Offered Securities, free and clear of all adverse claims, and (B) upon the receipt by the Underwriters of a securities entitlement in any of the Offered Securities as indicated by a book entry to the account of the Underwriters on the books of The Depository Trust Company, an action based on an adverse claim to such Offered Securities may not be asserted against the Underwriters.

                  (iv) The Selling Stockholder is not and, on the Closing Date will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         The opinion of Fried,  Frank,  Harris,  Shriver & Jacobson described in
Section 6(f) shall be rendered to you and to the Company at the request of the Selling Stockholder and shall so state therein.

                  (g) The Representative shall have received an opinion, dated such Closing Date, of Paul Spector, Esq., Associate General Counsel of the Selling Stockholder, to the effect that:

                           (i)      The execution,  delivery and  performance of
                  this Agreement and the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (A) any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body of the Commonwealth of Pennsylvania having jurisdiction over the
                  Selling Stockholder or any of its properties, (B) any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the properties of the Selling Stockholder is subject, (C) the charter or by-laws of the Selling Stockholder; except, in the case of clauses (A) and
                  (B), to the extent that any such conflict or violation would not, individually or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Selling Stockholder.

                           (ii) Except for the registration of the Offered Securities under the Act, the listing of the Offered Securities with the New York Stock Exchange and such consents, approvals, authorizations, registrations, or qualifications as may be required under the Act or the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Offered Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body of the Commonwealth of Pennsylvania or the United States is required for the execution, delivery and performance of this Agreement and the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby, except for the PID Letter, which has already been obtained and is in full force and effect.

                           (iii) The Selling Stockholder is, and at the Closing Date will be, duly incorporated and validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania with the corporate power and authority to consummate the transactions contemplated by this Agreement.

                           (iv) Each of this Agreement and the Custody Agreement has been duly authorized, executed and delivered by the Selling Stockholder.

         The opinion of Paul Spector, Esq., described in Section 6(g) shall be rendered to you and to the Company at the request of the Selling Stockholder and shall so state therein.

         (h) The Representatives shall have received from LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholder and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, LeBoeuf, Lamb, Greene & MacRae, L.L.P. may rely as to the incorporation of the Company and all other matters governed by Virginia law upon the opinions of Williams, Mullen, Clark & Dobbins, P.C. and Russell W. Jordan, III, Esq. referred to above.

         (i) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or overtly threatened by the Commission; and, subsequent to the respective dates of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in the Prospectus or as described in such certificate. The President, Vice President and financial or accounting officer delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

         (j) The Representatives shall have received a letter, dated such Closing Date, of Ernst & Young LLP which meets the requirements of subsection
(a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

The Selling Stockholder and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. The Representatives may in their discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. Indemnification and Contribution. (a) (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described below as such in subsection (c).

         (b) The Selling Stockholder will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholder shall only be subject to such liability to the extent that the untrue statement or alleged untrue statement or omission or alleged omission is based upon written information provided by the Selling Stockholder, it being understood and agreed that the only information furnished by the Selling Stockholder consists of the information in the first paragraph under the caption "The Selling Shareholder" in the prospectus supplement constituting part of the Prospectus, and the first paragraph under the caption "The Selling Shareholder" in each of the base prospectuses constituting part of the Prospectus or contained in a representation or warranty given by the Selling Stockholder in this Agreement.

         (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and the Selling Stockholder, its directors and officers and each person, if any, who controls the Selling Stockholder within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by an indemnified party in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
Underwriter: the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting", the information contained in the first paragraph and the following table under the caption "Underwriting" and the information contained in the tenth paragraph under the caption "Underwriting."

         (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld, delayed or conditioned), effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

         (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (f) The obligations of the Company and the Selling Stockholder under this Section shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         (g) In addition to the agreements among the parties relating to indemnification and contribution set forth in this Section 7, the parties acknowledge that the Selling Stockholder and the Company have entered into certain agreements relating to indemnification and contribution obligations as between themselves contained within the Registration Rights Agreement; provided, however, that nothing contained within the Registration Rights Agreement shall affect the rights of any indemnified party hereunder to obtain indemnification or contribution in accordance with the terms herewith.

         8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Selling Stockholder for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives and the Selling Stockholder for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting

Underwriter,  the  Company or the  Selling  Stockholder,  except as  provided in
Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholder, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Stockholder shall remain responsible for the respective expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholder, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated due to the occurrence of any event specified in clause (i) of
Section 6(c), the Company will reimburse the Underwriters for all out of pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to
Section 8 or the occurrence of any event specified in clause (i), (ii), (iii) or
(iv) of Section 6(c), the Selling Stockholder will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, NY 10010-3629, Attention: Transactions Advisory Group and Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at LandAmerica Financial Group, Inc., 101 Gateway Center, Richmond, VA 23235, Attention: Russell W. Jordan, III, Esq., or, if sent to the Selling Stockholder, will be mailed, delivered or telegraphed and confirmed to Reliance Insurance Company, 77 Water Street, New York, NY 10005, Attention: Paul Zeller, Esq.; provided, however, that any notice to an Underwriter pursuant to
Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC and Morgan Stanley will be binding upon all the Underwriters.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. Applicable Law. This Agreement shall be governed by, construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

         The Company and the Selling Stockholder hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholder, the Company and the several Underwriters in accordance with its terms.

                                Very truly yours,

                                     LANDAMERICA FINANCIAL GROUP, INC.


                                           By  /s/
                                              ..................................
                                              Name:
                                              Title:

                                     RELIANCE INSURANCE COMPANY


                                           By  /s/
                                              ..................................
                                              Name:
                                              Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

    CREDIT SUISSE FIRST BOSTON CORPORATION
    MORGAN STANLEY & CO. INCORPORATED
    BEAR, STEARNS & CO. INC.

      Acting on behalf of  themselves  and
        as  the   Representatives  of  the
        several Underwriters.


     By  CREDIT SUISSE FIRST BOSTON CORPORATION


     By   /s/
         .......................................
         Name:
         Title:

         MORGAN STANLEY & CO. INCORPORATED


     By   /s/
         .......................................
         Name:
         Title:

                                   SCHEDULE A


                                                                    Number of
                                                                 Firm Securities
                    Underwriter                                  to be Purchased
                    -----------                                  ---------------

     Credit Suisse First Boston Corporation...............          3,277,687
     Morgan Stanley & Co. Incorporated....................          3,277,687
     Bear, Stearns & Co. Inc..............................            936,482
     A.G. Edwards & Sons, Inc.............................             24,000
     Banc of America Securities LLC.......................             24,000
     First Union Securities, Inc..........................             24,000
     Invemed Associates LLC...............................             24,000
     Merrill Lynch, Pierce, Fenner & Smith Incorporated...             24,000
     Prudential Securities Incorporated...................             24,000
     U.S. Bancorp Piper Jaffray Inc.......................             24,000
     Davenport & Company LLC..............................             12,000
     Ferris, Baker Watts, Incorporated....................             12,000
     Fox-Pitt, Kelton Inc.................................             12,000
     Keefe, Bruyette & Woods, Inc.........................             12,000

                                                                   ----------
              Total.......................................          7,707,856
                                                                   ==========

                                   SCHEDULE B


           PRINCIPAL SUBSIDIARIES OF LANDAMERICA FINANCIAL GROUP, INC.

Lawyers Title Insurance Corporation
Commonwealth Land Title Insurance Company
Transnation Title Insurance Company
Commonwealth Land Title Company
Lawyers Title Company
LandAmerica OneStop, Inc.